SECURITIES AND EXCHANGE COMMISSION

                       	Washington, DC 20549


                      		FORM 8-K/A

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 22, 1999



                      BLOWOUT ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)



DELAWARE                      0-21327                  84-0498950
(State or other         (Commission File Number)     (IRS  Employer
Jurisdiction of		                             Identification No.)
Incorporation)

                           7700 NE AMBASSADOR PLACE
                         ONE AIRPORT CENTER, 2{ND} FLOOR
                               PORTLAND, OREGON                   97220
                     (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (503) 331-2729



                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          (C)  EXHIBITS

               10(a)Asset Purchase Agreement between BlowOut Entertainment,
                    Inc. and M.G.A., Inc. dated March 22, 1999.

               10(b)Amendments  to Asset Purchase Agreement between BlowOut
                    Entertainment,  Inc.  and  M.G.A., Inc. dated March 26,
                    1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BLOWOUT ENTERTAINMENT, INC.
                                   (Registrant)


                                   By:  /S/ THOMAS D. BERKOMPAS
                                        Thomas D. Berkompas, Vice President
                                        and Chief Financial Officer


     Dated: April 9, 1999